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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-57865 and 333-84799) of Workflow Management, Inc. of our report dated June 18, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
July 25, 2001